                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 30, 1998



                      CRESCENT REAL ESTATE EQUITIES COMPANY

             (Exact name of Registrant as specified in its Charter)

         Texas                           1-13038                                52-1862813
(State of Organization)          (Commission File Number)         (IRS Employer Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas                                                    76102
(Address of Principal Executive                                    (Zip Code)
Offices)

                                 (817) 321-2100
              (Registrant's telephone number, including area code)

     Certain matters discussed within this Form 8-K may be interpreted to be forward-looking statements within the meaning of the federal securities laws. Although Crescent Real Estate Equities Company ("Crescent Equities" and, collectively with its subsidiaries, the "Company") believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that these expectations will be realized. Factors that could cause actual results to differ materially from current expectations include the failure of pending investments to close, changes in general economic conditions, changes in local real estate conditions, changes in industries in which the Company's principal tenants compete, the failure to timely lease unoccupied square footage, the failure to timely release occupied square footage upon expiration of leases, the inability to generate sufficient revenues to meet debt service payments and operating expenses, the unavailability of equity and debt financing. For more detailed information regarding such factors, see the Form 8-K/A of the Company dated April 17, 1998 and filed June 22, 1998.

ITEM 5.  OTHER EVENTS

Probable Acquisition of Properties

         On June 30, 1998, the Company reached a binding agreement to acquire fee simple title to the office properties/complexes of 6701 Tower, Two Town Center and Woodfield Corporate Center from an unaffiliated entity for an aggregate purchase price of approximately $464.6 million. Completion of the acquisition is expected to occur in August 1998, subject to various closing conditions.

         6701 TOWER. 6701 Tower is a 15-story, Class A office property located in the Culver City submarket of Los Angeles, California. Construction of the office property was completed in 1987. Situated on a 2.71-acre site, 6701 Tower contains approximately 321,000 square feet of net rentable area. 6701 Tower has approximately 882 parking spaces contained within a multi-level, above-ground, detached parking garage and a single-level, underground, attached parking garage.

         6701 Tower was 83.1% occupied as of March 31, 1998, with a weighted average full-service rental rate per square foot of $23.04. 6701 Tower is leased to approximately 17 tenants, with the major tenants having principal businesses in the industry sectors of professional services, financial services and media/entertainment. As of March 31, 1998, the weighted average remaining lease term for 6701 Tower was approximately 2.7 years, and two tenants of 6701 Tower leased more than 10% of the total net rentable area.

         As of March 31, 1998, Blue Shield of California, a financial services company, leased approximately 67,000 net rentable square feet (approximately 21% of the net rentable area of 6701 Tower), pursuant to a lease that expires in May 2000. The current base rental rate per square foot is $18.00 and remains in effect until expiration of the lease. The lease provides for one 5-year renewal option at 95% of the then-prevailing market rental rate.

         As of March 31, 1998, Univision Station Group, Inc., a media/entertainment company, leased approximately 56,000 net rentable square feet (approximately 17% of the net rentable area of 6701 Tower), pursuant to a lease that expires in September 2002. For the majority of the 56,000 net rentable square feet, the current triple net base rental rate per square foot is $24.00. The lease provides for free rent during the months of April through September 2002. The lease provides, with certain limitations, for one 5-year renewal option at 95% of the then-prevailing market rental rate. The lease also provides an expansion option for approximately 10,000 net rentable square feet, at the same rate that is in effect for the original premises, but with free rent, expense recoveries and parking for the first one-eighth of the expansion space term.

         The Culver City submarket of Los Angeles, California contains 1.8 million square feet of Class A office space, which was approximately 8.2% of Los Angeles' total Class A office space at March 31, 1998. At March 31, 1998, the Culver City Class A office space was 87.1% occupied. The above market information has been provided by Cushman & Wakefield of California, Inc.

         The 1997 realty tax rate for real property was $1.11 per $100 of the $36.7 million assessed value for 6701 Tower. The total amount of tax at this rate for 1997 was approximately $.4 million.

         For the year ended December 31, 1997 and the five months ended May 31, 1998, utilities expense was approximately $.8 million and $.4 million, respectively and expenses for repairs, maintenance and contract services were approximately $.8 million and $.3 million, respectively.

         The Company does not plan to renovate 6701 Tower, other than expenditures associated with the routine maintenance of the property.

         The following table sets forth the year-end occupancy and average full-service rental rate per leased square foot (excluding storage space) for 6701 Tower for the year ended December 31, 1997. Information for prior periods is not available.

                                                    AVERAGE FULL-SERVICE
               YEAR          OCCUPANCY                 RENTAL RATE(1)
               ----          ---------                 --------------
               1997            82.8%                       $19.00

(1) Represents annual base rental revenues (excluding scheduled rent increases and free rent that would be taken into account under generally accepted accounting principles) divided by average occupancy in square feet for the year and including adjustments for expenses payable by or reimbursed from the tenants.

         The following table sets forth a schedule of lease expirations (excluding storage space) for leases in place as of March 31, 1998, for 6701 Tower, for each of the 10 years beginning with the remainder of 1998, assuming that none of the tenants exercise renewal options and excluding 53,110 square feet of unleased space.


                                                        PERCENTAGE                 PERCENTAGE OF    ANNUAL
                                        NET RENTABLE    OF LEASED                   TOTAL ANNUAL  FULL-SERVICE
                                            AREA       NET RENTABLE     ANNUAL      FULL-SERVICE   RENT PER
                            NUMBER OF    REPRESENTED       AREA      FULL-SERVICE       RENT          NET
                          TENANTS WITH   BY EXPIRING   REPRESENTED    RENT UNDER    REPRESENTED    RENTABLE
                            EXPIRING       LEASES      BY EXPIRING     EXPIRING     BY EXPIRING      AREA
YEAR OF LEASE EXPIRATION     LEASES     (SQUARE FEET)     LEASES       LEASES(1)       LEASES     EXPIRING(1)
--------------------------------------------------------------------------------------------------------------
1998                            5              40,686      15.6%          $727,949      15.0%        $17.89
1999                            3              23,867       9.2            631,467      12.9          26.46
2000                            4             110,648      42.4          2,285,366      46.9          20.65
2001                            2              10,294       4.0            224,250       4.6          21.78
2002                            3              75,227      28.8          1,005,199      20.6          13.36



(1) Calculated based on base rent payable as of the expiration day of the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles and including adjustments for expenses payable by or reimbursable from the tenants based on current levels.

         TWO TOWN CENTER. Two Town Center is comprised of two 15-story high rise office buildings, one 5-story mid rise office building, one single-story multi-tenant retail and restaurant building, a cinema building, and three free-standing restaurants located in the South Coast Metro submarket of Costa Mesa, California. Construction of the office property complex was completed between 1979 and 1983. Situated on a 14.6-acre site, Two Town Center contains approximately 732,000 square feet of net rentable area. Two Town Center has one multi-level, detached, above-ground parking structure that in total accommodates approximately 2,100 cars, and in addition to this parking structure, there are various surface lots that accommodate approximately 300 additional cars.

         Two Town Center was 76.6% occupied as of March 31, 1998, with a weighted average full-service rental rate per square foot of $22.61. Two Town Center is leased to approximately 34 tenants, with the major tenants having principal businesses in the industry sectors of professional services, financial services and technology. As of March 31, 1998, the weighted average remaining lease term for Two Town Center was approximately 4.72 years. As of March 31, 1998, one tenant of Two Town Center leased more than 10% of the total net rentable area.

         As of March 31, 1998, Rutan & Tucker, a professional services firm, leased approximately 95,000 net rentable square feet of office space, (approximately 13% of the net rentable area of Two Town Center), at a triple net base rental rate of $18.00 per square foot pursuant to a lease that expires in August 1999. However, subsequent to March 31, 1998, an amendment to the lease was executed which, during the existing term, provides the tenant with free rent and expense recoveries from October 1998 through April 1999. This amendment also extends the term of the lease for a period of ten years, from September 1999 to August 2009, at a base rental rate of $28.99 per square foot based on 100,088 square feet, increasing to $30.99 per square foot January 1, 2003 and $33.99 per square foot May 1, 2006 where it remains in effect until expiration. The amendment provides for one 5-year renewal option at 93% of the then-prevailing market rental rate.

         The South Coast Metro submarket contains 1.0 million square feet of Class A office space, which was approximately 14.2% of Costa Mesa's total Class A office space at March 31, 1998. At March 31, 1998, the South Coast Metro Class A office space was 94.3% occupied. The above market information was provided by Cushman & Wakefield of California, Inc.

         The 1997 realty tax rate for real property was $1.04 per $100 of the weighted average $92.4 million assessed value of Two Town Center. The total amount of tax at this rate for 1997 was approximately $1.0 million.

         For the year ended December 31, 1997 and the five months ended May 31, 1998, utilities expense was approximately $.9 million and $.3 million, respectively, and expenses for repairs, maintenance and contract services were approximately $2.5 million and $1.0 million, respectively.

         The Company does not plan to renovate Two Town Center, other than expenditures associated with the routine maintenance of the property.

         The following table sets forth the year-end occupancy and average full-service rental rate per leased square foot for Two Town Center for the year ended December 31, 1997. Information for prior periods is not available.

                                                          AVERAGE FULL-SERVICE
               YEAR               OCCUPANCY                  RENTAL RATE(1)
               ----               ---------                  --------------
               1997                 93.0%                        $20.28

(1) Represents annual base rental revenues (excluding scheduled rent increases and free rent that would be taken into account under generally accepted accounting principles) divided by average occupancy in square feet for the year and including adjustments for expenses payable by or reimbursed from the tenants.

     The following table sets forth a schedule of lease expirations for leases in place as of March 31, 1998, for Two Town Center, for each of the 10 years beginning with the remainder of 1998, assuming that none of the tenants exercise renewal options and excluding 171,382 square feet of unleased space.




                                         NET RENTABLE     PERCENTAGE                 PERCENTAGE OF     ANNUAL
                                             AREA         OF LEASED                   TOTAL ANNUAL  FULL-SERVICE
                                          REPRESENTED    NET RENTABLE     ANNUAL      FULL-SERVICE    RENT PER
                            NUMBER OF         BY             AREA      FULL-SERVICE       RENT           NET
                          TENANTS WITH     EXPIRING      REPRESENTED    RENT UNDER    REPRESENTED     RENTABLE
                            EXPIRING        LEASES       BY EXPIRING     EXPIRING     BY EXPIRING       AREA
YEAR OF LEASE EXPIRATION     LEASES      (SQUARE FEET)      LEASES       LEASES(1)       LEASES      EXPIRING(1)
------------------------------------------------------------------------------------------------------------------
1998                            8              53,625       9.6%        $1,021,730       7.8%        $19.05
1999                            4             114,469      20.4          2,972,039      22.6          25.96
2000                            8              61,640      11.0          1,406,015      10.7          22.81
2001                            9             125,235      22.4          2,220,227      16.9          17.73
2002                            2              18,614       3.3            438,507       3.3          23.56
2003                            2              10,109       1.8            262,730       2.0          25.99
2004                            6              94,818      16.9          2,250,876      17.1          23.74
2005                            1               1,903       0.3             47,522       0.3          24.97
2006                            -                   -         -                  -         -              -
2007                            -                   -         -                  -         -              -
2008 and thereafter             3              80,174      14.3          2,542,593      19.3          31.71



(1) Calculated based on base rent payable as of the expiration day of the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles and including adjustments for expenses payable by or reimbursable from the tenants based on current levels.

         WOODFIELD CORPORATE CENTER. Woodfield Corporate Center is comprised of six Class A office properties located in the Schaumburg submarket of Chicago, Illinois. Construction of the office properties was completed between 1978 and 1986. Situated on a 70-acre site, Woodfield Corporate Center contains approximately 1,628,000 square feet of net rentable area and two multi-level above ground parking structures and surface parking which accomodates approximately 5,400 cars.

         Woodfield Corporate Center was 94.4% occupied as of December 31, 1997, with a weighted average full-service rental rate per square foot of $23.74. Woodfield Corporate Center is leased to approximately 80 tenants, the major tenants having principal businesses in the industry sectors of technology, telemarketing and market research. As of December 31, 1997, the weighted average remaining lease term for Woodfield Corporate Center tenants was approximately
4.5 years. As of December 31, 1997, three tenants leased 10% or more of the total net rentable area of the property.

         As of December 31, 1997, Advantis/IBM, a technology company, leased approximately 349,000 net rentable square feet (approximately 21% of the net rentable area of Woodfield Corporate Center), pursuant to two leases. The primary lease for approximately 294,000 net rentable square feet originally expired by its terms in December 1999; however, Advantis/IBM renewed the lease in January 1998, and the new lease expires in December 2005. The current base rental rate per square foot for this lease is $26.00, with increases each January 1, throughout the remainder of the lease. The primary lease provides for one four-year renewal option at the then-prevailing market rental rate. The secondary lease is for approximately 55,000 net rentable square feet and expires in June 1999. The current base rental rate per square foot for this lease is $25.59. This rate increases to $25.99 on July 1, 1998 and remains in effect until expiration. The secondary lease does not provide for any renewal options.

         As of December 31, 1997, Signature Group, a telemarketing company, leased approximately 287,000 net rentable square feet (approximately 18% of the net rentable area of Woodfield Corporate Center), pursuant to three leases that expire in February 2001. The primary lease is for approximately 229,000 net rentable square feet. The current base rental rate per square foot for this lease is $17.88 and remains in effect until expiration. The secondary lease is for approximately 33,000 net rentable square feet. The current base rental rate per square foot for this lease is $16.34 and remains in effect until expiration. The third lease is for approximately 25,000 net rentable square feet. The current base rental rate per square foot for this lease is $15.63 and remains in effect until expiration. The leases do not provide for any renewal options.

         As of December 31, 1997, the A.C. Nielsen Company, a market research company, leased approximately 205,000 net rentable square feet (approximately 13% of the net rentable area of Woodfield Corporate Center), pursuant to a lease that expires in December 2004. The current base rental rate per square foot is $17.33, with various increases each January 1, throughout the remainder of the lease. The lease provides for two five-year renewal options at 95% of the then-prevailing market rental rate.

         The Schaumburg submarket contains of 10.2 million square feet of Class A office space, which was approximately 14% of Chicago's total Class A office space at December 31, 1997. At December 31, 1997, the Schaumburg Class A office space was 92% occupied, and the average quoted full-service market rental rate was $24.40 per available square foot. The above submarket information has been provided by CB Richard Ellis Company.

         The 1997 realty tax rate for real property is estimated to be 9.5% of the total equalized estimated assessed value of $42.9 million for Woodfield Corporate Center. The total amount of tax for 1997 is not available at this time.

         For the years ended December 31, 1996 and 1997, utilities expense was approximately $1.6 million and for the four months ended April 30, 1998, utilities expense was approximately $.4 million. Expenses for repairs, maintenance and contract services were approximately $3.3 million for both years and approximately $1.0 for the four months ended April 30, 1998.

         The Company does not plan to renovate Woodfield Corporate Center, other than expenditures associated with the routine maintenance of the property.

         The following table sets forth year-end occupancy and average full-service rental rates per leased square foot for Woodfield Corporate Center for the years ended December 31, 1996 and 1997. Information for prior periods is not available.

                                                            AVERAGE FULL-SERVICE
               YEAR                  OCCUPANCY                 RENTAL RATE(1)
               ----                  ---------                 --------------
               1996                    93.1%                       $22.07
               1997                    94.4%                       $22.43


(1) Represents annual base rental revenues (excluding scheduled rent increases and free rent that would be taken into account under generally accepted accounting principles) divided by average occupancy in square feet for the year or period and including adjustments for expenses payable by or reimbursed from the tenants.

         The following table sets forth a schedule of lease expirations for leases in place as of December 31, 1997 (excluding January 1998 renewals), for Woodfield Corporate Center, for each of the 10 years beginning with 1998, assuming that none of the tenants exercise renewal options and excluding 131,427 square feet of unleased space.


                                         NET RENTABLE     PERCENTAGE                 PERCENTAGE OF     ANNUAL
                                             AREA         OF LEASED                   TOTAL ANNUAL  FULL-SERVICE
                                          REPRESENTED    NET RENTABLE     ANNUAL      FULL-SERVICE    RENT PER
                            NUMBER OF         BY             AREA      FULL-SERVICE       RENT           NET
                          TENANTS WITH     EXPIRING      REPRESENTED    RENT UNDER    REPRESENTED     RENTABLE
                            EXPIRING        LEASES       BY EXPIRING     EXPIRING     BY EXPIRING       AREA
YEAR OF LEASE EXPIRATION     LEASES      (SQUARE FEET)      LEASES       LEASES(1)       LEASES      EXPIRING(1)
------------------------------------------------------------------------------------------------------------------
1998                           15              62,175       4.2%        $1,564,735       4.2%        $25.17
1999                           16             418,988      28.1         12,183,307      32.9          29.08
2000                            8              40,516       2.7          1,082,511       2.9          26.72
2001                           12             349,651      23.4          6,456,263      17.4          18.46
2002                           15             259,470      17.3          6,918,353      18.7          26.66
2003                            2               8,466       0.5            192,295       0.5          22.71
2004                            4              50,091       3.3          1,448,395       3.9          28.92
2005                            1             205,024      13.7          4,250,148      11.6          20.73
2006                            -                   -         -                 -          -              -
2007                            1              78,346       5.2          2,146,140       5.8          27.39
2008 and thereafter             1              23,846       1.6            780,420       2.1          32.73


(1) Calculated based on base rent payable as of the expiration day of the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles and including adjustments for expenses payable by or reimbursable from the tenants based on current levels.

         The aggregate tax basis of depreciable real property and improvements and personal property for 6701 Tower, Two Town Center and Woodfield Corporate Center for federal income tax purposes is approximately $464.6 million. For federal income tax purposes, depreciation is computed using the straight-line method over lives which range from 15 to 39 years for the real property and improvements, and the double-declining balance method over lives which range from 5 to 7 years for the personal property.

         After reasonable inquiry, the Company is not aware of any material factors relating to the properties discussed above, other than as discussed in this report, that would cause the reported financial information for the properties contained elsewhere in this report not to be necessarily indicative of the future operating results of the properties.

Acquisition of Property

         BP PLAZA. On July 1, 1998, the Company acquired BP Plaza, a 20-story Class A office property and 3.2 acres of adjacent undeveloped land located in the Katy Freeway submarket of Houston, Texas. Construction of the office property was completed in 1992. Situated on a 5.8-acre site, BP Plaza contains approximately 561,000 square feet of net rentable area with an attached six-level above ground parking structure that accommodates approximately 1,700 cars.

         The Company acquired fee simple title to BP Plaza and the undeveloped land from an unaffiliated entity for approximately $83 million primarily funded through the Company's unsecured $750 million credit facility from a consortium of banks led by BankBoston, N.A.

         BP Plaza was 100% occupied as of July 1, 1998, with a weighted average full-service rental rate per square foot of $18.13. BP Plaza is leased to approximately six tenants having principal businesses in the energy sector. As of July 1, 1998 the weighted average remaining lease term for BP Plaza tenants was approximately 8.8 years. As of July 1, 1998, two tenants leased 10% or more of the total net rentable area of the property.

         As of July 1, 1998, BP Exploration and Oil, Inc., an energy company, leased approximately 380,000 net rentable square feet (approximately 68% of the net rentable area of BP Plaza) pursuant to a lease that expires in June 2010. The current base rental rate per square foot for this lease is $18.10, with increases every three years on July 1, throughout the remainder of the lease. There are no specific expansion options under the lease; however, the tenant is entitled to a preferential right on all space within the building that is not subject to a superior right held by another tenant. The first renewal option is for a period of three years, beginning at the end of the initial twelve year term and may be exercised only for the entire premises at the then-prevailing market rate. Thereafter, the tenant may renew the lease for all or a portion of the space for periods between five and fifteen years, up to a maximum of thirty years, at the then-prevailing market rate.

         As of July 1, 1998, Union Pacific Resources Company leased approximately 75,000 net rentable square feet (approximately 13% of the net rentable area of BP Plaza). The lease expires in May 2004 and has a current base rental rate per square foot of $17.71 which remains in effect until expiration. The lease provides for two five-year renewal options, both of which are subordinate to BP Exploration and Oil, Inc.'s preferential right.

         The Katy Freeway submarket contains 2.3 million square feet of Class A multi-tenant office space, which was approximately 4.2% of Houston's total Class A multi-tenant office space at March 31, 1998. At March 31, 1998, the Katy Freeway Class A multi-tenant office space was 98% occupied, and the average quoted full-service market rental rate was $23.00 per available square foot. The above submarket information has been provided by Baca Landata, Inc.

        The aggregate tax basis of depreciable real property and improvements and personal property for BP Plaza for federal income tax purposes is $79.2 million. For federal income tax purposes, depreciation is computed using the straight-line method over lives which range from 15 to 39 years for the real property and improvements, and the double-declining balance method over lives which range from 5 to 7 years for the personal property.

         The 1997 realty tax rate for real property was 3.09% of the assessed value of $43 million for BP Plaza. The total amount of tax at this rate for 1997 is $1.3 million.

         For the year ended December 31, 1997 and the four months ended April 30, 1998, utilities expense was approximately $.5 million and $.2 million, respectively and expenses for repairs, maintenance and contract services were approximately $1.3 million and $.5 million respectively.

        The Company does not plan to renovate BP Plaza, other than expenditures associated with the routine maintenance of the property.

        The following table sets forth year-end occupancy and average full-service rental rates per leased square foot for BP Plaza for the years ended December 31, 1996 and 1997. Information for prior periods is not available.

                                                          AVERAGE FULL-SERVICE
               YEAR                OCCUPANCY                 RENTAL RATE(1)
               ----                ---------                 --------------
               1996                    100%                        $ N/A
               1997                    100%                        $ N/A


(1) Prior to July 1, 1998 BP Exploration and Oil, Inc. owned BP Plaza and occupied approximately 68% of the net rentable area of BP Plaza. Since there was no lease in place for this area until July 1998, the average full- service rental rates for prior periods would not be meaningful.

         The following table sets forth a schedule of lease expirations for leases in place as of July 1, 1998, for BP Plaza, for each of the 10 years beginning with the remainder of 1998, assuming that none of the tenants exercise renewal options.


                                         NET RENTABLE     PERCENTAGE                 PERCENTAGE OF     ANNUAL
                                             AREA         OF LEASED                   TOTAL ANNUAL  FULL-SERVICE
                                          REPRESENTED    NET RENTABLE     ANNUAL      FULL-SERVICE    RENT PER
                            NUMBER OF         BY             AREA      FULL-SERVICE       RENT           NET
                          TENANTS WITH     EXPIRING      REPRESENTED    RENT UNDER    REPRESENTED     RENTABLE
                            EXPIRING        LEASES       BY EXPIRING     EXPIRING     BY EXPIRING       AREA
YEAR OF LEASE EXPIRATION     LEASES      (SQUARE FEET)      LEASES       LEASES(1)       LEASES      EXPIRING(1)
---------------------------------------------------------------------------------------------------------------
1998                            -                   -         -                  -         -              -
1999                            -                   -         -                  -         -              -
2000                            2              54,570       9.8%          $919,356       8.3%        $16.85
2001                            1              45,649       8.2            938,086       8.4          20.55
2002                            -                   -         -                  -         -              -
2003                            -                   -         -                  -         -              -
2004                            1              74,847      13.5          1,325,540      12.1          17.71
2005                            -                   -         -                  -         -              -
2006                            -                   -         -                  -         -              -
2007                            -                   -         -                  -         -              -
2008 and thereafter             1             379,817      68.5          7,888,799      71.2          20.77



----------
(1) Calculated based on base rent payable as of the expiration day of the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles and including adjustments for expenses payable by or reimbursable from the tenants based on current levels.

     After reasonable inquiry, the Company is not aware of any material factors relating to the property discussed above, other than as discussed in this report, that would cause the reported financial information for the property contained elsewhere in this report not to be necessarily indicative of the future operating results of the property.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (A)     FINANCIAL STATEMENTS UNDER RULE 3-14 OF REGULATION S-X

                 6701 TOWER

                 Report of Independent Public Accountants

                 Statement of Excess of Revenues Over Specific Operating Expenses for the year ended December 31, 1997 and the five month period ended May 31, 1998.

                 Notes to Statement.

                 TWO TOWN CENTER

                 Report of Independent Public Accountants

                 Statement of Excess of Revenues Over Specific Operating Expenses for the year ended December 31, 1997 and the five month period ended May 31, 1998.

                 Notes to Statement.

                 WOODFIELD CORPORATE CENTER

                 Report of Independent Public Accountants

                 Statement of Excess of Revenues Over Specific Operating Expenses for the years ended December 31, 1996 and 1997 and the four month period ended April 30, 1998.

                 Notes to Statement.

                 BP PLAZA

                 Report of Independent Public Accountants

                 Statement of Excess of Revenues Over Specific Operating Expenses for the year ended December 31, 1997 and the four month period ended April 30, 1998.

                 Notes to Statement.

         (B)     PRO FORMA FINANCIAL INFORMATION

                 Pro Forma Consolidated Balance Sheet as of March 31, 1998 (unaudited) and notes thereto.

                 Pro Forma Consolidated Statements of Operations for the three months ended March 31, 1998 (unaudited) and the year ended December 31, 1997 (unaudited) and notes thereto.

         (C)     EXHIBITS

                 The following is a list of all exhibits filed as a part of this Form 8-K.

Exhibit No.            Description of Exhibit
-----------            ----------------------
    23.01              Consent of Arthur Andersen LLP, Independent
                       Public Accountants, dated July 6, 1998
                       (filed herewith).

                                   SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 9, 1998              CRESCENT REAL ESTATE EQUITIES COMPANY




                                  By:     /s/ Dallas E. Lucas
                                      ---------------------------------------
                                               Dallas E. Lucas
                                               Senior Vice President and
                                               Chief Financial and
                                               Accounting Officer

                         INDEX TO FINANCIAL STATEMENTS


                                                                                                                     PAGE
                                                                                                                     ----
6701 TOWER

         Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-2

         Statement of Excess of Revenues Over Specific Operating Expenses for the Year Ended
         December 31, 1997 and the Five Month Period Ended May 31, 1998 . . . . . . . . . . . . . . . . . . . . . . . F-3

         Notes to Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-4

TWO TOWN CENTER

         Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-6

         Statement of Excess of Revenues Over Specific Operating Expenses for the Year Ended
         December 31, 1997 and the Five Month Period Ended May 31, 1998   . . . . . . . . . . . . . . . . . . . . . . F-7

         Notes to Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-8

WOODFIELD CORPORATE CENTER

         Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-11

         Statement of Excess of Revenues Over Specific Operating Expenses for the Years Ended
         December 31, 1996 and 1997 and the Four Month Period Ended April 30, 1998 . . . . . . . . . . . . . . . . . F-12

         Notes to Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-13

BP PLAZA

         Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-17

         Statement of Excess of Revenues Over Specific Operating Expenses for the Year Ended
         December 31, 1997 and the Four Month Period Ended April 30, 1998 . . . . . . . . . . . . . . . . . . . . . .F-18

         Notes to Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-19

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

         Pro Forma Consolidated Balance Sheet as of March 31, 1998 and notes thereto  . . . . . . . . . . . . . . .  F-21

         Pro Forma Consolidated Statements of Operations for the Three Months Ended
         March 31, 1998 and the Year Ended December 31, 1997 and notes thereto  . . . . . . . . . . . . . . . . . .  F-24

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Partners of
Crescent Real Estate Equities Limited Partnership:

We have audited the accompanying statement of excess of revenues over specific operating expenses (as defined in Note 2) of 6701 Tower for the year ended December 31, 1997. This statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses of 6701 Tower for the year ended December 31, 1997, in conformity with generally accepted accounting principles.






Dallas, Texas,                              ARTHUR ANDERSEN LLP
    March 13, 1998

                                   6701 TOWER


                         STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997




                                                               December 31,     May 31,
                                                                   1997          1998
                                                                ----------    ----------
                                                                              (unaudited)
REVENUES:
    Office rent                                                 $4,805,927    $2,145,235
    Parking                                                        546,383       288,765
    Recoveries                                                     215,602       345,640
    Other                                                           55,992        38,256
                                                                ----------    ----------

                                                                 5,623,904     2,817,896
                                                                ----------    ----------

SPECIFIC OPERATING EXPENSES:
    Repairs, maintenance, and contract services                    843,440       339,831
    Real estate taxes                                              417,810       179,182
    Utilities                                                      765,822       374,386
    Salaries                                                       400,120       106,852
    General and administrative                                     246,066       141,429
    Management fees                                                172,902        84,476
    Insurance                                                      165,765       122,031
                                                                ----------    ----------

                                                                 3,011,925     1,348,187
                                                                ----------    ----------

EXCESS OF REVENUES OVER SPECIFIC
    OPERATING EXPENSES                                          $2,611,979    $1,469,709
                                                                ==========    ==========









         The accompanying notes are an integral part of this statement.

                                   6701 TOWER


                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                                DECEMBER 31, 1997



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

Description of Property

6701 Tower (the "Property") is a 15-story office tower located in Los Angeles, California. The Property contains 313,832 rentable square feet as well as approximately 882 parking spaces contained within a 6-level detached above ground parking garage and a single level underground parking garage.

Use of Estimates

The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental Income and Deferred Rent Concessions

In connection with obtaining certain tenants under long-term leases, property management grants rent concessions. The aggregate future minimum rental payments due over the terms of the leases are recognized as rental income on a straight-line basis over the full term of the leases, including the periods of rent concessions. For the year ended December 31, 1997, rental income on the straight-line basis exceeded actual rental income billed by $536,072.

Recoveries

A portion of the operating expenses is charged back to tenants on a monthly basis based upon estimated expenses. These charges are adjusted at period-end, based upon actual expenses.

2.   BASIS OF ACCOUNTING:

The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis of accounting. This statement is not intended to be a complete presentation of revenues and operating expenses for the year ended December 31, 1997, as certain items such as depreciation, amortization, and interest expense have been excluded since they are not comparable to the proposed future operations of the Property.

3.   PROPERTY MANAGEMENT:

The Property entered into a management agreement with Premisys Real Estate Services, Inc.(the "Manager") in April 1997. The Manager requires a management fee of the greater of 2.5% of gross rental receipts, as defined or $15,000 per month. Total management fees for the year ended December 31, 1997, were approximately $173,000.

4.   SIGNIFICANT TENANT:

The largest tenant of the Property occupies approximately 67,000 square feet, or 21%, of the total square footage. This lease expires in May 2000. The second largest tenant of the Property occupies approximately 56,000 square feet, or 18% of the total square footage. This lease expires in September 2002.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Partners of
Crescent Real Estate Equities Limited Partnership:

We have audited the accompanying statement of excess of revenues over specific operating expenses (as defined in Note 2) of Two Town Center for the year ended December 31, 1997. This statement and the supplemental schedule referred to below are the responsibility of the Property's management. Our responsibility is to express an opinion on this statement and the supplemental schedule based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses of Two Town Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic statement taken as a whole. The supplemental schedule included on page 4 is presented for the purposes of additional analysis and is not a required part of the basic statement. This information has been subjected to the auditing procedures applied in our audit of the basic statement and, in our opinion, is fairly stated in all material respects in relation to the basic statement taken as a whole.






Dallas, Texas,                                       ARTHUR ANDERSEN LLP
    March 11, 1998

                                 TWO TOWN CENTER


                         STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997




                                                      December 31,     May 31,
                                                         1997           1998
                                                      -----------    -----------
                                                                     (unaudited)

REVENUES:
    Office rent                                       $ 7,947,821    $ 3,061,579
    Retail rent                                           693,050        290,157
    Parking                                             1,021,120        398,990
    Recoveries                                          5,165,445      2,029,365
    Other                                                  79,972         15,152
                                                      -----------    -----------

                                                       14,907,408      5,795,243
                                                      -----------    -----------

SPECIFIC OPERATING EXPENSES:
    Repairs, maintenance, and contract services         2,482,758        967,436
    Real estate taxes                                     964,595        457,682
    Utilities                                             855,013        255,926
    Salaries                                              229,767         73,343
    General and administrative                            240,022         65,958
    Management fees                                       432,203        173,695
    Insurance                                             329,661        105,509
                                                      -----------    -----------

                                                        5,534,019      2,099,549
                                                      -----------    -----------

EXCESS OF REVENUES OVER SPECIFIC
    OPERATING EXPENSES                                $ 9,373,389    $ 3,695,694
                                                      ===========    ===========











         The accompanying notes are an integral part of this statement.

                                 TWO TOWN CENTER


                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                                DECEMBER 31, 1997




1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

Description of Property

Two Town Center (the "Property") is comprised of the following asset group located in Costa Mesa, California.

Asset                                                Type                  Square Feet/No. of Units
-----                                                ----                  ------------------------
Great Western Bank Tower                             Office                     305,872 sq. ft.
Comerica Bank Tower                                  Office                     304,984 sq. ft.
Bank of America Building                             Office                      66,142 sq. ft.

655 Anton Boulevard                                  Retail                       7,345 sq. ft.
TGI Friday's                                         Retail                       8,345 sq. ft.
El Torito Grill                                      Retail                      11,300 sq. ft.
Jerry's Famous Deli                                  Retail                       9,421 sq. ft.
Edwards Cinema                                       Retail                      18,560 sq. ft.

Multi-story garage                                   Parking                      2,137 spaces
Surface lots                                         Parking                        291 spaces

Use of Estimates

The preparation of the statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental Income and Deferred Rent Concessions

In connection with obtaining certain tenants under long-term leases, property management grants rent concessions. The aggregate rental payments due over the terms of the leases are recognized as rental income on a straight-line basis over the full term of the leases, including the periods of rent concessions. For the year ended December 31, 1997, rental income on the straight-line basis exceeded actual rental income billed by $359,144.

Recoveries

A portion of the operating expenses are charged back to tenants on a monthly basis based upon estimated expenses. These charges are adjusted at period-end, based upon actual expenses.

2.   BASIS OF ACCOUNTING:

The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis of accounting. This statement is not intended to be a complete presentation of revenues and operating expenses for the year ended December 31, 1997, as certain items such as depreciation, amortization, interest, and partnership administrative expenses have been excluded since they are not comparable to the proposed future operations of the Property.

3.   PROPERTY MANAGEMENT:

The Property entered into a management agreement with South Coast Plaza (the "Manager") in March 1981. The Manager requires a management fee of 3% of gross receipts, as defined. Total management fees for the year ended December 31, 1997, were approximately $432,000.

4.   SIGNIFICANT TENANTS:

The largest tenant of the Property occupies approximately 96,000 square feet, or 13.1% of the total rentable square footage. Approximately 99% of this lease expires in August 1999, with the remainder being month-to-month storage. There are no further individual tenants that occupy more than 10% of the total rentable square footage of the Property as of December 31, 1997.

                                                                     SCHEDULE I



                                 TWO TOWN CENTER


                         STATEMENT OF EXCESS OF REVENUES
                    OVER SPECIFIC OPERATING EXPENSES BY ASSET

                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                           Bank of
                                        Great Western       Comerica       America       655 Anton      El Torito
                                          Bank Tower       Bank Tower     Building        Building        Grill       TGI Friday's
                                        -------------     ------------   ------------   ------------   ------------   ------------

REVENUES:
   Office rent                          $  3,468,092      $  3,857,430   $    622,299   $       --     $       --     $       --
   Retail rent                                  --                --             --          126,874        193,982        144,922
   Parking                                      --                --             --             --             --             --
   Recoveries                              1,334,790         1,360,807        247,287         33,965         55,741         12,128
   Other                                      21,630            33,215          4,171            673             73            103
                                        ------------      ------------   ------------   ------------   ------------   ------------

                                           4,824,512         5,251,452        873,757        161,512        249,796        157,153
                                        ------------      ------------   ------------   ------------   ------------   ------------


SPECIFIC OPERATING EXPENSES:
   Repairs, maintenance, and contract
     services                                742,184           747,474        141,519          8,874         16,303            300
   Real estate taxes                         220,465           215,376         57,362         10,200         28,711          9,487
   Parking garage expenses                      --                --             --             --             --             --
   Utilities                                 263,717           267,147         54,469          9,838           --             --
   Salaries                                     --                --             --             --             --             --
   General and administrative                 25,000(C)             93           --             --             --             --
   Management fees                              --                --             --             --             --             --
   Insurance                                  89,991            88,144         21,550          2,332          2,904          2,348
                                        ------------      ------------   ------------   ------------   ------------   ------------

                                           1,341,357         1,318,234        274,900         31,244         47,918         12,135
                                        ------------      ------------   ------------   ------------   ------------   ------------

EXCESS OF REVENUES OVER SPECIFIC
   OPERATING EXPENSES                   $  3,483,155      $  3,933,218   $    598,857   $    130,268   $    201,878   $    145,018
                                        ============      ============   ============   ============   ============   ============


                                          Jerry's
                                           Famous         Edwards       Parking            Central            Common
                                            Deli          Cinema       Structure            Plant               Area
                                        ------------   ------------   ------------       ------------       ------------

REVENUES:
   Office rent                          $       --     $       --     $       --         $       --         $       --
   Retail rent                                78,792        148,480           --                 --                 --
   Parking                                      --             --        1,021,120               --                 --
   Recoveries                                 21,237         30,808           --                 --            2,068,682
   Other                                        --             --             --                 --                  107
                                        ------------   ------------   ------------       ------------       ------------

                                             100,029        179,288      1,021,120               --            2,068,789
                                        ------------   ------------   ------------       ------------       ------------


SPECIFIC OPERATING EXPENSES:
   Repairs, maintenance, and contract
     services                                 10,888            270        197,205           (213,131)(B)        519,502
   Real estate taxes                          23,515         24,766        149,484             34,324            190,905
   Parking garage expenses                      --             --         (469,953)(A)           --              781,323
   Utilities                                     432           --           42,148            172,295             44,967
   Salaries                                     --             --             --                 --              180,307
   General and administrative                   --             --             --                 --               91,497
   Management fees                              --             --             --                 --              432,203
   Insurance                                   3,519          4,563         81,116              6,512             26,682
                                        ------------   ------------   ------------       ------------       ------------

                                              38,354         29,599           --                 --            2,267,386
                                        ------------   ------------   ------------       ------------       ------------

EXCESS OF REVENUES OVER SPECIFIC
   OPERATING EXPENSES                   $     61,675   $    149,689   $  1,021,120       $       --         $   (198,597)
                                        ============   ============   ============       ============       ============

































                                         General and    Consolidated
                                        Administrative     Total
                                        --------------  -------------

REVENUES:
   Office rent                          $       --      $  7,947,821
   Retail rent                                  --           693,050
   Parking                                      --         1,021,120
   Recoveries                                   --         5,165,445
   Other                                      20,000          79,972
                                        ------------    ------------

                                              20,000      14,907,408
                                        ------------    ------------

SPECIFIC OPERATING EXPENSES:
   Repairs, maintenance, and contract
     services                                   --         2,171,388
   Real estate taxes                            --           964,595
   Parking garage expenses                      --           311,370 (D)
   Utilities                                    --           855,013
   Salaries                                   49,460         229,767
   General and administrative                123,432         240,022
   Management fees                              --           432,203
   Insurance                                    --           329,661
                                        ------------    ------------

                                             172,892       5,534,019
                                        ------------    ------------

EXCESS OF REVENUES OVER SPECIFIC
   OPERATING EXPENSES                   $   (152,892)   $  9,373,389
                                        ============    ============



(A) Amount represents allocation to common area for inclusion in recovery calculation.
(B) Amount represents allocations to the following individual properties for inclusion in recovery calculation: Great Western Bank Tower, Comerica Bank Tower, Bank of America Building, 655 Anton Building, El Torito Grill and Jerry's Famous Deli.
(C) Amount represents Bad Debt Expense.
(D) In Consolidated Statement, amount is included in Repairs, Maintenance, and Contract Services.

                        REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Partners of
Crescent Real Estate Equities Limited Partnership:

We have audited the accompanying statements of excess of revenues over specific operating expenses (as defined in Note 2) of Woodfield Corporate Center for the years ended December 31, 1996 and 1997. These statements and the supplemental schedule referred to below are the responsibility of the Property's management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements referred to above present fairly, in all material respects, the excess of revenues over specific operating expenses of Woodfield Corporate Center for the years ended December 31, 1996 and 1997, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic statements taken as a whole. The supplemental schedules I and II are presented for the purpose of additional analysis and are not a required part of the basic statements. This information has been subjected to the auditing procedures applied in our audits of the basic statements and, in our opinion, is fairly stated in all material respects in relation to the basic statement taken as a whole.



                                        ARTHUR ANDERSEN LLP


Dallas, Texas,
    January 23, 1998

                               WOODFIELD CORPORATE CENTER


                            STATEMENTS OF EXCESS OF REVENUES
                            OVER SPECIFIC OPERATING EXPENSES

                     FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1997




                                                                                December 31
                                                                        ---------------------------      April 30,
                                                                            1996            1997            1998
                                                                        -----------     -----------     -----------
                                                                                                        (Unaudited)
REVENUES:
    Rent                                                                $17,115,052     $17,826,769     $ 5,763,505
    Parking                                                                   9,150          28,913           7,150
    Recoveries                                                           14,571,244      14,924,812       5,385,893
    Other                                                                   418,869         264,664         111,911
                                                                        -----------     -----------     -----------

                                                                         32,114,315      33,045,158      11,268,459
                                                                        -----------     -----------     -----------

SPECIFIC OPERATING EXPENSES:
    Real estate taxes                                                     8,475,556       8,566,161       3,020,180
    Utilities                                                             1,550,737       1,624,655         417,873
    Repairs, maintenance, and contract services                           3,252,495       3,296,833         983,758
    Salaries                                                              1,623,915       1,771,215         539,452
    General and administrative                                              331,334         301,680          38,462
    Management fees                                                         491,064         504,881         156,394
    Insurance                                                               287,952         278,455         106,304
                                                                        -----------     -----------     -----------

                                                                         16,013,053      16,343,880       5,262,423
                                                                        -----------     -----------     -----------

EXCESS OF REVENUES OVER SPECIFIC
    OPERATING EXPENSES                                                  $16,101,262     $16,701,278     $ 6,006,036
                                                                        ===========     ===========     ===========









        The accompanying notes are an integral part of these statements.

                               WOODFIELD CORPORATE CENTER


                       NOTES TO STATEMENTS OF EXCESS OF REVENUES
                            OVER SPECIFIC OPERATING EXPENSES

                               DECEMBER 31, 1996 AND 1997



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

Description of Property

Woodfield Corporate Center (the "Property") is a six office tower development in Schaumberg, Illinois. The Property contains approximately 1,628,000 rentable square feet and includes three above ground parking garages.

Use of Estimates

The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental Income and Deferred Rent Concessions

In connection with obtaining certain tenants under long-term leases, property management grants rent concessions. The aggregate future minimum rental payments due over the terms of the leases are recognized as rental income on a straight-line basis over the full term of the leases, including the periods of rent concessions.

Recoveries

A portion of the operating expenses are charged back to tenants on a monthly basis based upon estimated expenses. These charges are adjusted at period-end, based upon actual expenses.

2.   BASIS OF ACCOUNTING:

The accompanying statements of excess of revenues over specific operating expenses is presented on the accrual basis of accounting. These statements are not intended to be a complete presentation of revenues and operating expenses for the years ended December 31, 1996 and 1997, as certain items such as depreciation, amortization, interest, and partnership administrative expenses have been excluded since they are not comparable to the proposed future operations of the Property.

Each building is identified by its street address on North Martingale Road on Schedules I and II. For financial reporting purposes, buildings 150 and 200 have been combined on Schedules I and II as these buildings share a common area and a parking garage. Buildings 425 and 475 have also been combined as they share a common area and a parking garage. Building 231 is leased to a single tenant, which pays most of the operating costs of this building directly.

3.   PROPERTY MANAGEMENT:

U.S. Equities Realty, Inc. (the "Manager"), has had an arrangement to manage the Property since August 1992. For buildings 150/200, 300, and 425/475, the Manager requires a fee of 1.5% of the first $20 million collected, 1.75% of the next $10 million collected, and 2% of all additional collections. For building 231, the manager requires a fee of 1% of annual collections. For the years ended December 31, 1996 and 1997, management fees were approximately $491,000 and $505,000, respectively.

4.   SIGNIFICANT TENANTS:

The largest tenant of the Property occupies approximately 349,000 square feet, or 21% of the total square footage. The majority of this lease expires in December 2005. The second largest tenant of the Property occupies approximately 287,000 square feet, or 18%, of the total rentable square footage. This lease expires in February 2001. The third largest tenant occupies approximately 205,000 square feet, or 13% of the total rentable square footage. This lease expires in December 2004.

                                                                      SCHEDULE I
                           WOODFIELD CORPORATE CENTER

                         STATEMENT OF EXCESS OF REVENUES
                    OVER SPECIFIC OPERATING EXPENSES BY ASSET

                      FOR THE YEAR ENDED DECEMBER 31, 1997



                                                                                                                      Consolidated
                                                          150/200           231             300           425/475         Total
                                                        -----------     -----------     -----------     -----------   ------------
REVENUES:
     Rent                                               $ 4,201,670     $ 4,504,480     $ 1,309,513     $ 7,811,106   $17,826,769
     Parking                                                 13,450            --            10,306           5,157        28,913
     Recoveries                                           4,966,804       2,033,590       1,154,143       6,770,275    14,924,812
     Other                                                   39,303           7,068          22,425         195,868       264,664
                                                        -----------     -----------     -----------     -----------   -----------

                                                          9,221,227       6,545,138       2,496,387      14,782,406    33,045,158
                                                        -----------     -----------     -----------     -----------   -----------

SPECIFIC OPERATING EXPENSES
     Real estate taxes                                    2,397,227       1,852,895         475,845       3,840,194     8,566,161
     Utilities                                              675,528            --           186,755         762,372     1,624,655
     Repairs, maintenance,
         and contract services                            1,136,851         155,714         355,672       1,648,596     3,296,833
     Salaries                                               670,227            --           268,825         832,163     1,771,215
     General and administrative                              59,089           6,368          16,899         219,324       301,680
     Management fees                                        148,499          54,900          40,104         261,378       504,881
     Insurance                                              106,966          11,716          29,182         130,591       278,455
                                                        -----------     -----------     -----------     -----------   -----------

                                                          5,194,387       2,081,593       1,373,282       7,694,618    16,343,880
                                                        -----------     -----------     -----------     -----------   -----------

EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES     $ 4,026,840     $ 4,463,545     $ 1,123,105     $ 7,087,788   $16,701,278
                                                        ===========     ===========     ===========     ===========   ===========


    The accompanying notes are an integral part of this financial statement.

                                                                     SCHEDULE II

                           WOODFIELD CORPORATE CENTER

                         STATEMENT OF EXCESS OF REVENUES
                    OVER SPECIFIC OPERATING EXPENSES BY ASSET

                      FOR THE YEAR ENDED DECEMBER 31, 1996



                                                                                                                      Consolidated
                                                        150/200           231             300           425/475           Total
                                                      -----------     -----------     -----------     -----------     ------------
REVENUES:
     Rent                                             $ 4,077,211     $ 4,353,699     $ 1,127,282     $ 7,556,860     $17,115,052
     Parking                                                3,600            --             2,850           2,700           9,150
     Recoveries                                         4,815,890       2,034,522       1,188,058       6,532,774      14,571,244
     Other                                                101,632          36,330          88,100         192,807         418,869
                                                      -----------     -----------     -----------     -----------     -----------

                                                        8,998,333       6,424,551       2,406,290      14,285,141      32,114,315
                                                      -----------     -----------     -----------     -----------     -----------

SPECIFIC OPERATING EXPENSES
     Real estate taxes                                  2,387,762       1,833,294         497,106       3,757,394       8,475,556
     Utilities                                            659,889            --           156,861         733,987       1,550,737
     Repairs, maintenance, and contract services        1,128,121         131,840         461,724       1,530,810       3,252,495
     Salaries                                             645,095            --           182,122         796,698       1,623,915
     General and administrative                            56,912           4,545          17,207         252,670         331,334
     Management fees                                      131,761          54,360          54,319         250,624         491,064
     Insurance                                            108,717          11,608          31,072         136,555         287,952
                                                      -----------     -----------     -----------     -----------     -----------

                                                        5,118,257       2,035,647       1,400,411       7,458,738      16,013,053
                                                      -----------     -----------     -----------     -----------     -----------

EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES   $ 3,880,076     $ 4,388,904     $ 1,005,879     $ 6,826,403     $16,101,262
                                                      ===========     ===========     ===========     ===========     ===========


    The accompanying notes are an integral part of this financial statement.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Partners of
Crescent Real Estate Equities Limited Partnership:

We have audited the accompanying statements of excess of specific operating expenses over revenues (as defined in Note 2) of BP Plaza for the year ended December 31, 1997, and for the four months in the period ended April 30, 1998. These statements are the responsibility of the Property's management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements referred to above present fairly, in all material respects, the excess of specific operating expenses over revenues of BP Plaza for the year ended December 31, 1997, and for the four months in the period ended April 30, 1998, in conformity with generally accepted accounting principles.





Dallas, Texas,                                         ARTHUR ANDERSEN LLP
    June 12, 1998

                                    BP PLAZA


                        STATEMENTS OF EXCESS OF SPECIFIC
                        OPERATING EXPENSES OVER REVENUES

                      FOR THE YEAR ENDED DECEMBER 31, 1997,
             AND THE FOUR MONTHS IN THE PERIOD ENDED APRIL 30, 1998

                                                             December 31,         April 30,
                                                                 1997               1998
                                                            -------------      -------------
REVENUES:
    Office rent                                             $   1,814,431      $     755,065
    Parking                                                       117,241             41,991
    Recoveries                                                  1,418,615            509,769
    Other                                                          17,011              3,411
                                                            -------------      -------------

                                                                3,367,298          1,310,236
                                                            -------------      -------------

SPECIFIC OPERATING EXPENSES:
    Real estate taxes                                           1,349,495            461,044
    Utilities                                                     529,360            163,560
    Repairs, maintenance, and contract services                 1,303,260            454,786
    Salaries                                                      367,639            133,833
    General and administrative                                    117,619             34,648
    Management fees                                               216,089             73,949
    Insurance                                                       2,314                 --
                                                            -------------      -------------

                                                                3,885,776          1,321,820
                                                            -------------      -------------

EXCESS OF SPECIFIC OPERATING
    EXPENSES OVER REVENUES                                  $    (518,478)     $     (11,584)
                                                            =============      =============



        The accompanying notes are an integral part of these statements.

                                    BP PLAZA


                        NOTES TO STATEMENTS OF EXCESS OF
                    SPECIFIC OPERATING EXPENSES OVER REVENUES

                      DECEMBER 31, 1997, AND APRIL 30, 1998


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

Description of Property

BP Plaza (the "Property") is a 20-story office tower located in Houston, Texas. The Property contains 561,065 rentable square feet as well as a 6-level parking garage which contains approximately 1,700 parking spaces.

Use of Estimates

The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental Income and Deferred Rent Concessions

In connection with obtaining certain tenants under long-term leases, property management grants rent concessions. The aggregate rental payments due over the terms of the leases are recognized as rental income on a straight-line basis over the full term of the leases, including the periods of rent concessions. For the year ended December 31, 1997, and for the four months in the period ended April 30, 1998, actual rental income billed exceeded rental income on the straight-line basis by $250,810 and $84,890, respectively. Included in office rent for the year ended December 31, 1997, is approximately $309,013 of rent concessions not previously recognized relating to tenants terminating its lease in that year.


The owner of the Property occupied 379,817 square feet, of which there was no lease for 338,105 square feet, and, accordingly, no rental income was recognized.


Recoveries

A portion of the operating expenses is charged back to tenants on a monthly basis based upon estimated expenses. These charges are adjusted at period-end, based upon actual expenses.

2.   BASIS OF ACCOUNTING:

The accompanying statements of excess of specific operating expenses over revenues are presented on the accrual basis of accounting. These statements are not intended to be a complete presentation of revenues and operating expenses for the year ended December 31, 1997, and for the four months in the period ended April 30, 1998, as certain items such as depreciation, amortization and interest expenses have been excluded since they are not comparable to the proposed future operations of the Property.

3.   PROPERTY MANAGEMENT:

The Property has a management agreement with Partrinely Group Inc. (the "Manager") which expires on December 31, 2001. The agreement with the Manager requires a management fee of 3% of gross rental receipts, as defined, for the majority of tenants and $7,500 per month for one tenant. Total management fees for the year ended December 31, 1997, and for the four months in the period ended April 30, 1998, were approximately $216,000 and $74,000, respectively.

4.   SIGNIFICANT TENANTS:

The owner of the Property occupies approximately 379,817 square feet, or 68%, of the total leasable square footage. The second largest tenant of the Property occupies approximately 74,981 square feet, or 13%, of the total leasable square footage. This lease expires in May 2004.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATING FINANCIAL INFORMATION
                             (DOLLARS IN THOUSANDS)

         The pro forma information for the three months ending March 31, 1998 and year ended December 31, 1997 assumes completion, as of January 1, 1997 in determining operating and other data, and March 31, 1998 in determining balance sheet data, of (i) the Crescent Real Estate Equities Company's (the "Company") public offering of its Common Shares in April 1997 (the "April 1997 Offering") and the additional public offering of 500,000 Common Shares that closed on May 14, 1997 and the net proceeds therefrom to fund approximately $593,500 of Property acquisitions and other investments in the second quarter of 1997, (ii) the Company's offering of 4,700,000 Common Shares to an affiliate of Union Bank of Switzerland (the "UBS Offering") and the net proceeds therefrom to repay approximately $145,000 of indebtedness under the Credit Facility, (iii) the Operating Partnership's offering of an aggregate principal amount of $400 million of senior notes (the "September 1997 Note Offering") and the use of the net proceeds therefrom to fund approximately $337,600 of the purchase price of two Properties and to repay approximately $57,200 of indebtedness incurred under the Credit Facility and other short-term indebtedness, (iv) the Company's public offering of its Common Shares in October 1997 (the "October 1997 Offering") and the net proceeds therefrom to fund approximately $45,000 of the purchase price of one Property and to repay approximately $325,100 of short-term indebtedness and indebtedness incurred under the Credit Facility, (v) the Company's offering of 5,375,000 Common Shares to Merrill Lynch (the "Merrill Offering") and the net proceeds therefrom to repay approximately $199,900 of indebtedness under the Credit Facility, (vi) the Company's public offering of 8,000,000 Preferred Shares in February 1998 ("February 1998 Preferred Offering") and the net proceeds therefrom to repay approximately $191,250 of indebtedness under the Credit Facility, (vii) the Company's public offering of 1,365,138 Common Shares to Merrill Lynch & Co. in April 1998 which Merrill Lynch & Co. deposited with the trustee of a unit investment trust ("Unit Investment Trust Offering") and the net proceeds therefrom to repay approximately $43,960 of indebtedness under the Credit Facility, (viii) the Company's offering of 6,948,734 Preferred Shares in June 1998 (the "June 1998 Preferred Offering") and the net proceeds therefrom to repay $170,000 of short-term indebtedness with BankBoston N.A., and $54,750 was used as an additional investment in Refrigerated Warehouse partnerships ,
(ix) Property acquisitions and pending property acquisitions, other investments and related financing and share issuances during 1997 and 1998, and (ix) proposed acquisition of a corporation that owns primarily four full-service casino/hotels and two riverboat casinos and related financing, including $1,035,200 for refinancing and/or assumption of indebtedness, and associated refinancing and transaction costs, in connection with the merger with Station.

     The unaudited pro forma Consolidated Balance Sheet and Statements of Operations should be read in conjunction with the historical audited financial statements of the Company for the year ended December 31, 1997, filed herein. In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Consolidated Balance Sheet and Statements of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1998
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)



                                                   CRESCENT REAL
                                                  ESTATE EQUITIES
                                                      COMPANY             PRO FORMA        PRO FORMA
                                                   HISTORICAL(A)         ADJUSTMENTS      CONSOLIDATED
                                                -------------------      -----------      ------------
ASSETS
Investments in real estate....................      $3,877,013           $2,349,103(B)     $6,226,116
Less -- accumulated depreciation..............        (302,826)                  --          (302,826)
                                                    ----------           ----------        ----------
          Net investment in real estate.......       3,574,187            2,349,103         5,923,290
Cash and cash equivalents.....................          68,548               32,460(C)        101,008
Restricted cash and cash equivalents..........          26,519                   --            26,519
Accounts receivable, net......................          24,047                   --            24,047
Deferred rent receivable......................          48,397                   --            48,397
Investments in real estate mortgages and
  equity of unconsolidated companies..........         583,262              116,750(D)        700,012
Notes receivable, net.........................         148,482                                148,482
Other assets, net.............................         118,286                   --           118,286
                                                    ----------           ----------        ----------
          Total assets........................      $4,591,728           $2,498,313        $7,090,041
                                                    ==========           ==========        ==========

LIABILITIES

Borrowings under Credit Facility..............      $  457,000           $  393,000(E)     $  850,000
Notes payable.................................       1,517,927            1,135,293(F)      2,653,220
Accounts payable, accrued expenses and other
  liabilities.................................          79,222                   --            79,222
                                                    ----------           ----------        ----------
          Total liabilities...................       2,054,149            1,528,293         3,582,442
                                                    ----------           ----------        ----------

MINORITY INTERESTS
  Operating partnership.......................         121,806                5,500(G)        127,306
  Investment joint ventures...................          27,815                   --            27,815
                                                    ----------           ----------        ----------
          Total minority interests............         149,621                5,500           155,121
                                                    ----------           ----------        ----------
SHAREHOLDER'S EQUITY
  7% Series B convertible preferred shares....              --              103,500           103,500
  6.75% Series A convertible cumulative
    preferred shares $.01 par value,
    authorized 100,000,000 shares, 8,000,000
    shares issued and outstanding.............         200,000                   --           200,000
  Series B convertible preferred shares ......              --              225,000           225,000
  Common shares, $.01 par value, authorized
    250,000,000 shares........................           1,186                  179             1,365
  Additional paid-in capital..................       2,248,628              635,841         2,884,469
  Deferred compensation on restricted shares..            (281)                  --              (281)
  Retained deficit............................         (61,575)                  --           (61,575)
                                                    ----------           ----------        ----------
          Total shareholder's equity..........       2,387,958              964,520(H)      3,352,478
                                                    ----------           ----------        ----------
          Total liabilities and shareholders'
            equity............................      $4,591,728           $2,498,313        $7,090,041
                                                    ==========           ==========        ==========

        See accompanying notes to Pro Forma Consolidated Balance Sheet.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

                                  ADJUSTMENTS
                             (DOLLARS IN THOUSANDS)

(A)    Reflects Crescent Real Estate Equities Company
         unaudited consolidated historical balance sheet as of
         March 31, 1998............................................          --

(B)    Increase reflects the following:
       Acquisition of Datran Center office property................  $   70,500
       Acquisition of BP Plaza office property.....................      83,000
       Pending acquisition of the Prudential office property
         portfolio.................................................     464,593
       Pending acquisition of Station's casino/hotel properties....   1,731,010
                                                                     ----------
                                                                     $2,349,103
                                                                     ==========
(C)    Net increase reflects the following:
       Net proceeds from the April 1998 Unit Investment Trust
          Offering.................................................  $   43,960
       Partial repayment of Credit Facility........................     (44,100)
       Net proceeds from the June 1998 Preferred Offering..........     224,750
       Partial repayment of Bank Boston Note I.....................    (170,000)
       Acquisition of BP Plaza office property.....................     (23,000)
       Additional Investment in Refrigerated Warehouse
          partnerships (acquisition of Carmar Group)...............     (55,950)
       Borrowings under the Credit Facility for working capital....      56,800
                                                                     ----------
                                                                     $   32,460
                                                                     ==========
(D)    Increase reflects the following:
       Additional investment in Refrigerated Warehouse
         partnerships..............................................  $   27,750
       Additional investment in Refrigerated Warehouse
         partnerships (acquisition of Freezer Services, Inc.)......      33,050
       Additional investment in Refrigerated Warehouse
         partnerships (acquisition of Carmar Group)................      55,950
                                                                     ----------
                                                                     $  116,750
                                                                     ==========
(E)    Net increase in borrowings under the Credit Facility as a
         result of:
       Additional investment in Refrigerated Warehouse
         partnerships..............................................  $   27,750
       Partial repayment of Credit Facility........................     (44,100)
       Borrowings for the acquisition of Datran office property....      23,500
       Additional Investment in Refrigerated Warehouse
         partnerships (acquisition of Freezer Services, Inc.)......      29,050
       Borrowings for Working Capital..............................      56,800
       Borrowings for Acquisition of BP Plaza office property......      60,000
       Partial repayment of Bank Boston Note I.....................      80,000
       Borrowings for the pending acquisition of the Prudential
         office properties portfolio...............................     160,000
                                                                     ----------
                                                                     $  393,000
                                                                     ==========
(F)    Net increase in notes payable as a result of:
       Debt relating to the pending acquisition of Station's
         casino/hotel properties...................................  $1,035,200
       Assumption of notes as a part of the acquisition of Datran
         office property...........................................      47,000
       Partial repayment of Bank Boston Note I using borrowings
         under the Credit Facility.................................     (80,000)
       Partial repayment of Bank Boston Note I using proceeds
         from the June 1998 Preferred Offering.....................    (170,000)
       Assumption of secured and unsecured loans as a part of the pending acquisition of the Prudential office property
         portfolio.................................................     217,100
       Future loans for pending acquisition of the Prudential
         office properties portfolio...............................      85,993
                                                                     ----------
                                                                     $1,135,293
                                                                     ==========
(G)    Increase in minority interest reflects the following:
       Operating Partnership units issued in conjunction with the
         Investment in Refrigerated Warehouse partnerships
         (acquisition of Freezer Services, Inc.)...................  $    4,000
       Operating Partnership units issued in conjunction with the pending acquisition of the Prudential office property
         portfolio.................................................       1,500
                                                                     ----------
                                                                     $    5,500
                                                                     ==========











(H)    Increase reflects the following:
       The Company's issuance of preferred shares in conjunction
         with the pending acquisition of Station's
         casino/hotel properties...................................  $  103,500
       The Company's issuance of common shares in conjunction with the pending acquisition of Stations's casino/hotel
         properties................................................     592,310
       Net proceeds from the April 1998 Unit Investment Trust
          Offering.................................................      43,960
       Proceeds from the June 1998 Preferred Offering..............     225,000
       Offering costs for the June 1998 Preferred Offering.........        (250)
                                                                     ----------
                                                                     $  964,520
                                                                     ==========

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                               CRESCENT REAL
                                              ESTATE EQUITIES                              1998 PENDING
                                                 COMPANY        1998 ACQUISITION          ACQUISITION OF
                                               HISTORICAL(A)     OF BP PLAZA(B)         TWO TOWN CENTER(B)
                                              ---------------   ----------------        ------------------
REVENUES:
  Rental property.............................   $153,125          $    983                $   3,477
  Interest and other income...................      8,024                --                       --
                                                 --------          --------                ---------
          Total revenues......................    161,149               983                    3,477
                                                 --------          --------                ---------
EXPENSES:
  Real estate taxes...........................     16,097               346                      275
  Repairs and maintenance.....................      8,700               341                      580
  Other rental property operating.............     29,891               305                      405
  Corporate general and administrative........      3,147                --                       --
  Interest expense............................     34,283                --                       --
  Depreciation and amortization...............     26,582               500                      962
  Amortization of deferred financing
  costs....................................         1,140                --                       --
                                                 --------          --------                ---------
          Total expenses......................    119,840             1,492                    2,222
                                                 --------          --------                ---------
          Operating income (loss).............     41,309              (509)                   1,255
OTHER INCOME:
  Equity in net income of unconsolidated
     companies................................      5,845                --                       --
                                                 --------          --------                ---------
INCOME (LOSS) BEFORE MINORITY INTERESTS.......     47,154              (509)                   1,255
Minority interests............................     (4,746)               --                       --
                                                 --------          --------                ---------
NET INCOME (LOSS).............................   $ 42,408          $   (509)               $   1,255
Preferred dividend(F).........................     (1,575)               --                       --
                                                 --------          --------                ---------
Net income applicable to common shareholders..   $ 40,833          $   (509)               $   1,255
                                                 ========          ========                =========
PER COMMON SHARES DATA: (G)
Net Income -- Basic...........................

Net Income -- Dilutive........................

                                               1998 PENDING    1998 PENDING         1998 ACQUIRED
                                              ACQUISITION OF   ACQUISITION OF        AND PENDING          OTHER          PRO FORMA
                                              6701 TOWER(B)  WOODFIELD CENTER(B)    INVESTMENTS(B)      ADJUSTMENTS     CONSOLIDATED
                                              -------------  -------------------    --------------      -----------     ------------
REVENUES:
  Rental property.............................   $   1,691        $   8,451          $   53,304          $     --        $221,031
  Interest and other income...................          --               --                  --                --           8,024
                                                 ---------        ---------          ----------          --------        --------
          Total revenues......................       1,691            8,451              53,304                --         229,055
                                                 ---------        ---------          ----------          --------        --------
EXPENSES:
  Real estate taxes...........................         108            2,265                 751                --          19,842
  Repairs and maintenance.....................         204              738                 821                --          11,384
  Other rental property operating.............         498              944               1,578              (132)(C)      33,489
  Corporate general and administrative........          --               --                  --                --           3,147
  Interest expense............................          --               --                  --            28,953(D)       63,236
  Depreciation and amortization...............         414            1,527              20,300                --          50,285
  Amortization of deferred financing
     costs....................................          --               --                  --                --           1,140
                                                 ---------        ---------          ----------          --------        --------
          Total expenses......................       1,224            5,474              23,450            28,821         182,523
                                                 ---------        ---------          ----------          --------        --------
          Operating income (loss).............         467            2,977              29,854           (28,821)         46,532
OTHER INCOME:
  Equity in net income of unconsolidated
     companies................................          --               --                 753                --           6,598
                                                 ---------        ---------          ----------          --------        --------
INCOME (LOSS) BEFORE MINORITY INTERESTS.......         467            2,977              30,607           (28,821)         53,130
Minority interests............................          --               --                  --              (226)(E)      (4,972)
                                                 ---------        ---------          ----------          --------        --------
NET INCOME (LOSS).............................   $     467        $   2,977          $   30,607          $(29,047)       $ 48,158
Preferred dividend(F).........................          --               --                  --            (3,611)         (5,186)
                                                 ---------        ---------          ----------          --------        --------
Net income applicable to common shareholders..   $     467        $   2,977          $   30,607          $(32,658)       $ 42,972
                                                 =========        =========          ==========          ========        ========
PER COMMON SHARES DATA: (G)
Net Income -- Basic...........................                                                                           $    .31
                                                                                                                         ========
Net Income -- Dilutive........................                                                                           $    .29
                                                                                                                         ========

See adjustments to Pro Forma Consolidated Statement of Operations on following page.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  ADJUSTMENTS
                             (DOLLARS IN THOUSANDS)

(A) Reflects Crescent Real Estate Equities Company's unaudited consolidated historical statement of operations for the three months ended March 31, 1998.

(B) Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with the 1998 acquired and pending investments, assuming the investments were acquired at the beginning of the period.

     Austin Centre office property...............................  1/23/98
     Omni Austin Hotel property(i)...............................  1/23/98
     Post Oak Central office property complex....................  2/13/98
     Washington Harbour office properties........................  2/25/98
     Datran Center office property...............................  5/01/98
     BP Plaza office property....................................  6/30/98
     Investments in Refrigerated Warehouse partnerships (iii)....  various
     Prudential office property portfolio........................  pending
     Station's casino/hotel properties(ii).......................  pending

    (i)   Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent)
          from the hotel lessee to the Company calculated by applying the rent provisions (as defined in the lease agreement) to the historical revenues of the hotel property.
    (ii)  Calculated estimated lease payment using the historical operating results of the casino/hotel properties for the quarter ended March 31,
          1998. Current negotiations provide for a lease payment equal to 98% of
          Station's operating income for the three months ended March 31, 1998, plus depreciation, amortization, preopening expenses for the three month period, and a historical equipment rental lease payment which will be eliminated upon consummation of the Company's Merger with
          Station ("Adjusted Operating Income"). The definitive terms of the lease agreement have not yet been finalized. The following reflects the components of the calculation of Adjusted Operating Income.
     Operating income............................................  $ 27,684
     Adjusted for depreciation and amortization..................    17,019
     Elimination of historical equipment rental lease payment, as
     a result of the Company's Merger with Stations..............     2,063
                                                                   --------
     Adjusted Operating Income...................................  $ 46,766
     98% of Adjusted Operating Income............................  $ 45,831

    (iii) The company has an indirect 38% non-voting equity investment in two partnerships that own the refrigerated warehouse properties.

(C)  Decrease as a result of the elimination of third party property management fees which terminated subsequent to acquisition of certain of the
     properties...................................................................  $   (132)
                                                                                    ========

                     CRESCENT REAL ESTATE EQUITIES COMPANY

(D) Net increase as a result of interest costs for long and short-term financing, as follows, net of repayment with proceeds of the June 1998 Preferred Offering, the April 1998 Unit Investment Trust Offering and the February 1998 Preferred Offering, assuming the borrowings to finance investment acquisitions and pending investment acquisitions and the assumption of debt and repayment, had all occurred at the beginning of the period.

Credit Facility.........................  $  850,000     @   6.89%  $     58,565
BankBoston Note II......................     100,000     @   6.89%         6,890
Future Loan ............................      85,993     @   7.00%         6,020
Note Offering -- 7.125% Notes due
  2007..................................     250,000     @  7.125%        17,813
Note Offering -- 6.625% Notes due
  2002..................................     150,000     @  6.625%         9,938
Station's Refinanced Debt...............   1,035,200     @   7.50%        77,640
LaSalle Note I..........................     239,000     @   7.83%        18,714
LaSalle Note II.........................     161,000     @   7.79%        12,542
LaSalle Note III........................     115,000     @   7.81%         8,982
Chase Manhattan Note....................      97,123     @   7.44%         7,226
Cigna Note..............................      63,500     @   7.47%         4,743
Metropolitan Life Note II...............      44,831     @   6.93%         3,107
Metropolitan Life Note III..............      40,000     @   7.74%         3,096
Metropolitan Life Note IV...............       7,000     @   7.11%           498
Northwestern Life Note..................      26,000     @   7.66%         1,992
Metropolitan Life Note I................      12,030     @   8.88%         1,068
Nomura Funding VI Note..................       8,666     @  10.07%           873
Rigney Note.............................         777     @   8.50%            66
Unsecured Loan-Prudential office
  portfolio.............................     106,000     @   7.00%         7,420
Secured Loan-Prudential office
  portfolio.............................     111,100     @   7.25%         8,055
                                          ----------                ------------
Total annual amount.....................  $3,503,220                $    255,248
Prorated for three months...............                                  63,811
Less: Capitalized interest..............                                    (575)
Historical interest expense.............                                 (34,283)
                                                                    ------------
                                                                                   $ 28,953
                                                                                   ========

(E)  Reflects adjustment needed to reflect minority partners' weighted average
     8.67% interest in the net income of the Operating Partnership less joint venture minority interests assuming completion of the Equity Offerings at
     the beginning of the period................................................   $   (226)
                                                                                   ========

(F)  Reflects the following:

7% preferred dividend for the $103.5 million of preferred
  shares issued in connection with the Station
  transaction...............................................      $ 7,245
6.75% preferred dividend for the February 1998 Preferred
  Offering..................................................       13,500
                                                                  -------
                                                                  $20,745
                                                                  =======
Prorated for three months...................................      $ 5,186
                                                                  =======

(G) Reflects net income per share based on 136,519,512 weighted average Common Shares -- basic and 147,968,467 weighted average Common shares -- diluted assumed to be outstanding during the three months ended March 31, 1998.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)


                                   CRESCENT REAL                                       1998 PENDING
                                  ESTATE EQUITIES                        1998         ACQUISITION OF    1998 PENDING
                                      COMPANY       1997 ACQUIRED      ACQUISITION     TWO TOWN       ACQUISITION OF
                                   HISTORICAL(A)    INVESTMENTS(B)   OF BP PLAZA(C)     CENTER(C)      6701 TOWER(C)
                                  ---------------   --------------   --------------  ---------------  --------------
REVENUES:
  Rental property...............     $430,383          $125,295        $  3,367      $   14,907        $    5,624
  Interest and other income.....       16,990                --              --              --                --
                                     --------          --------        --------      ----------        ----------
          Total revenues........      447,373           125,295           3,367          14,907             5,624
                                     --------          --------        --------      ----------        ----------
EXPENSES:
  Real estate taxes.............       44,154            11,277           1,349             965               418
  Repairs and maintenance.......       27,783            13,317           1,303           2,483               843
  Other rental property
     operating..................       86,931            21,974           1,233           2,087             1,751

  Corporate general and
     administrative.............       12,858                --              --              --                --
  Interest expense..............       86,441                --              --              --                --
  Depreciation and
     amortization...............       74,426            22,554           2,000           3,850             1,656
  Amortization of deferred
     financing costs............        3,499                --              --              --                --
                                     --------          --------        --------      ----------        ----------
          Total expenses........      336,092            69,122           5,885           9,385             4,668
                                     --------          --------        --------      ----------        ----------
          Operating income
            (loss)..............      111,281            56,173          (2,518)          5,522               956
OTHER INCOME:
  Equity in net income of
     unconsolidated companies...       23,743            10,590          (2,518)             --                --
                                     --------          --------        --------      ----------        ----------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS.....................      135,024            66,763          (2,518)          5,522               956
Minority interests..............      (17,683)               --              --              --                --
                                     --------          --------        --------      ----------        ----------
NET INCOME (LOSS)...............     $117,341          $ 66,763        $ (2,518)     $    5,522        $      956
                                     ========          ========        ========      ==========        ==========
Preferred dividend(J)...........

Net income applicable to
  common shareholders...........

PER COMMON SHARE DATA(K):
Net income -- Basic.............

Net income -- Dilutive..........




                                        1998 PENDING       1998 ACQUIRED
                                        ACQUISITION OF      AND PENDING       OTHER         PRO FORMA
                                      WOODFIELD CENTER(C)  INVESTMENTS(C)   ADJUSTMENTS    CONSOLIDATED
                                      -------------------  --------------  -------------   ------------
REVENUES:
  Rental property...............          $   33,045         $210,459      $      --        $823,080
  Interest and other income.....                  --               --          6,363 (D)      23,353
                                          ----------         --------      ---------        --------
          Total revenues........              33,045          210,459          6,363         846,433
                                          ----------         --------      ---------        --------
EXPENSES:
  Real estate taxes.............               8,566            5,224             --          71,953
  Repairs and maintenance.......               3,297            5,777             --          54,803
  Other rental property
     operating..................               4,480           10,179           (283)(E)     126,774

  Corporate general and
     administrative.............                  --               --         (1,578)(F)      12,858
  Interest expense..............                  --               --        166,774 (G)     253,215
  Depreciation and
     amortization...............               6,109           86,366            --          196,961
  Amortization of deferred
     financing costs............                  --               --            539 (H)       4,038
                                          ----------         --------      ---------        --------
          Total expenses........              22,452          107,546        165,452         720,602
                                          ----------         --------      ---------        --------
          Operating income
            (loss)..............              10,593          102,913       (159,089)        125,831
OTHER INCOME:
  Equity in net income of
     unconsolidated companies...                  --               --             --          37,344
                                          ----------         --------      ---------        --------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS.....................              10,593          102,913       (159,089)        163,175
Minority interests..............                  --               --          2,226 (I)     (15,457)
                                          ----------         --------      ---------        --------
NET INCOME (LOSS)...............          $   10,593         $102,913      $(156,863)       $147,718
                                          ==========         ========      =========        ========
Preferred dividend(J)...........                                                             (20,745)
                                                                                            --------
Net income applicable to
  common shareholders...........                                                            $126,973
                                                                                            ========
PER COMMON SHARE DATA(K):
Net income -- Basic.............                                                            $    .93
                                                                                            ========
Net income -- Dilutive..........                                                            $    .86
                                                                                            ========


 See adjustments to Pro Forma Consolidated Statement of Operations on following page.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  ADJUSTMENTS
                             (DOLLARS IN THOUSANDS)

(A) Reflects Crescent Real Estate Equities Company's audited consolidated historical statement of operations for the year ended December 31, 1997.

(B) Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with all investments acquired in 1997, assuming the investments were acquired at the beginning of the period.

                                                              ACQUISITION
                         INVESTMENT                              DATE
                         ----------                           -----------
Greenway II office property.................................    1/17/97
Trammell Crow Center office property........................    2/28/97
Three Denver office properties..............................    2/28/97
Carter-Crowley Real Estate Assets...........................    5/09/97
Magellan Real Estate Assets(i)..............................    6/17/97
The Woodlands(ii)(iii)......................................    7/31/97
Desert Mountain(iv).........................................    8/29/97
Houston Center mixed-use property complex...................    9/22/97
Four Seasons Hotel -- Houston hotel property(v).............    9/22/97
Miami Center office property................................    9/30/97
U.S. Home Building office property..........................   10/15/97
Bank One Center office property(vi).........................   10/22/97
Refrigerated Warehouse Investment(vii)......................   10/31/97
Fountain Place office property..............................   11/07/97
Ventana Country Inn hotel property(v).......................   12/19/97
Energy Centre office property...............................   12/22/97

        (i) Calculated to reflect the lease payment from the behavioral healthcare facilities' lessee to the Company by applying the rent provisions (as set forth in the facilities' lease agreement). Rent provisions include no percentage rent component.

        (ii) The Company has an indirect 40.375% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership whose primary holding consists of The Woodlands land assets.

        (iii) The Company has a 42.5% equity investment in the limited partnership whose primary holding consists of The Woodlands commercial property assets.

        (iv) The Company has an indirect 88.35% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership that owns Desert Mountain.

        (v) Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent) from the hotel lessee to the Company calculated by applying the rent provisions (as defined in the lease agreement) to the historical revenues of the hotel property.

        (vi) The Company has a 50% equity investment in the partnership that owns Bank One Center office property.

        (vii) The Company has an indirect 38% (after the sale of voting common stock to COI) non-voting equity investment in two corporations that own the refrigerated warehouse properties.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

(C) Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with the 1998 acquired and pending investments, assuming the investments were acquired at the beginning of the period.

     Austin Centre office property...............................  1/23/98
     Omni Austin Hotel property(i)...............................  1/23/98
     Post Oak Central office property complex....................  2/13/98
     Washington Harbour office properties........................  2/25/98
     Datran Center office property...............................  5/01/98
     BP Plaza office property....................................  6/30/98
     Investments in Refrigerated Warehouse partnerships (iii)....  various
     Prudential office property portfolio........................  pending
     Station's casino/hotel properties(ii).......................  pending
    (i)   Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent)
          from the hotel lessee to the Company calculated by applying the rent provisions (as defined in the lease agreement) to the historical revenues of the hotel property.
    (ii)  Calculated estimated lease payment using the historical operating results of the casino/hotel properties for the
          twelve months ended December 31, 1997. Current negotia-
          tions provide for a lease payment equal to 100% of Station's operating income for the twelve months ended December 31,
          1997, plus depreciation, amortization, preopening expenses, a one-time restructuring charge for the twelve-month
          period, and a historical equipment rental lease
          payment which will be eliminated upon consummation of the
          Company's Merger with Station ("Adjusted Operating Income").
          The definitive terms of the lease agreement have not yet
          been finalized. The following reflects the components
          of the calculation of Adjusted Operating Income.
     Operating income............................................  $ 46,467
     Adjusted for depreciation, amortization, preopening expenses
       and a one-time restructuring charge.......................   108,719
     Elimination of historical equipment rental lease payment, as
       a result of the Company's Merger with Station.............     4,178
                                                                   --------
     Adjusted Operating Income...................................  $159,364
                                                                   ========
    (iii) The company has an indirect 38% non-voting equity investment in two partnerships that own the refrigerated warehouse properties.

(D) Increase reflects the incremental interest income associated with the following, assuming all had occurred at the beginning of the period.

     Carter Crowley Notes...............................  ($53,365 @ 10%) $ 5,336
     Ritz Note..........................................  ($ 8,850 @ 18%)   1,593
     COI Note...........................................  ($33,924 @ 12%)   4,070
     Residential Development Corp Note..................  ($ 7,800 @ 10%)     780
     Desert Mountain Note...............................  ($23,251 @ 12%)   2,790
                                                                          -------
     Total..............................................                  $14,569
     Less: Historical interest income...................                   (8,206)
                                                                          -------
     Total..............................................                            $  6,363
                                                                                    ========
(E)  Reflects the elimination of historical ground lessee's expense, as a result of the Company acquiring the land underlying Trammell Crow Center, assuming
     Trammell Crow Center was acquired at the beginning of the period.............  $   (283)
                                                                                    ========
(F)  Decrease as a result of the elimination of third party property management fees which terminated subsequent to acquisition of certain of the properties...................................................................  $ (1,578)
                                                                                    ========

                     CRESCENT REAL ESTATE EQUITIES COMPANY

(G) Net increase as a result of interest costs for long and short-term financing, as follows, net of repayment with proceeds of the April 1998 Unit Investment Trust Offering, the February 1998 Preferred Offering, the Equity Offering to Merrill Lynch in December 1997, the October 1997 Equity Offering, the September 1997 Note Offering, the Equity Offering to UBS in August 1997 and the April and May 1997 Equity Offerings, assuming the borrowings to finance investment acquisitions and the assumption of debt and repayment, had all occurred at the beginning of the period.

Credit Facility.........................  $  850,000     @   6.89%  $     58,565
BankBoston Note II......................     100,000     @   6.89%         6,890
Future Loan.............................      85,993     @   7.00%         6,020
Note Offering -- 7.125% Notes due
  2007..................................     250,000     @  7.125%        17,813
Note Offering -- 6.625% Notes due
  2002..................................     150,000     @  6.625%         9,938
Station's Refinanced Debt...............   1,035,200     @   7.50%        77,640
LaSalle Note I..........................     239,000     @   7.83%        18,714
LaSalle Note II.........................     161,000     @   7.79%        12,542
LaSalle Note III........................     115,000     @   7.81%         8,982
Chase Manhattan Note....................      97,123     @   7.44%         7,226
Metropolitan Life Note II...............      44,831     @   6.93%         3,107
Cigna Note..............................      63,500     @   7.47%         4,743
Metropolitan Life Note III..............      40,000     @   7.74%         3,096
Metropolitan Life Note IV...............       7,000     @   7.11%           498
Northwestern Life Note..................      26,000     @   7.66%         1,992
Metropolitan Life Note I................      12,030     @   8.88%         1,068
Nomura Funding VI Note..................       8,666     @  10.07%           873
Rigney Note.............................         777     @   8.50%            66
Unsecured Loan Prudential...............     106,000     @   7.00%         7,420
Secured Loan - Prudential................    111,100     @   7.25%         8,055
                                          ----------                ------------
Total annual amount.....................  $3,503,220                $    255,248
Less: Capitalized interest..............                                  (2,033)
Historical interest expense.............                                 (86,441)
                                                                    ------------
                                                                                   $166,774
                                                                                   ========


(H) Amortization of capitalized costs associated with the September 1997 Note Offering ($4,731 purchaser's discount and $500 other costs).

                                                              AMORTIZATION OF
                                                                   FEES
                                                              ---------------
Note Offering -- 6.625% Notes due 2002......................       $392
Note Offering -- 7.125% Notes due 2007......................        327
                                                                   ----
Total.......................................................       $719
                                                                   ----
Prorated for nine months....................................                    $    539
                                                                                ========

(I)  Reflects adjustment needed to reflect minority partners'
     weighted average 8.67% interest in the net income of the
     Operating Partnership less joint venture minority interests assuming completion of the Equity Offerings at the beginning
     of the period.                                                 $  2,226
                                                                    ========

(J)  Reflects the following:

7% preferred dividend for the $103.5 million of preferred
  shares issued in connection with the Station
  transaction...............................................      $ 7,245
6.75% preferred dividend for the February 1998 Preferred
  Offering..................................................       13,500
                                                                  -------
                                                                                $ 20,745
                                                                                ========

(K) Reflects net income per share based on 136,519,512 weighted average Common Shares -- basic and 147,418,004 weighted average Common Shares -- diluted assumed to be outstanding during the year ended December 31, 1997.

                                 EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------
   23.01                Consent of Arthur Andersen LLP, Independent Public
                        Accountants, dated July 6, 1998 (filed herewith)